                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 11, 2000


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                      1-7882              94-1692300
         ---------                    ---------            ----------
(State or other jurisdiction         (Commission         (I.R.S. Employer
     of incorporation)               File Number)       Identification No.)



         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                                94088-3453
--------------------------------------------                  ----------
(address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
   including area code:                                (408) 732-2400
                                                       --------------

Item 5.  Other Events.
-------  -------------

                  On December 11, 2000, Advanced Micro Devices, Inc. (the "Company") announced it expects to report fourth-quarter sales flat to nominally higher than for the immediate-prior quarter, ended October 1, 2000, when it reported record sales of $1,206,549,000. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)      Exhibits

         Number                             Exhibit
         ------                             -------
         99.1              Press release dated December 11, 2000.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED MICRO DEVICES, INC.



Date:  December 13, 2000              By: /s/ Robert J. Rivet
                                          -------------------------------------
                                          Robert J. Rivet
                                          Senior Vice President, Chief Financial
                                          Officer

                                  Exhibit Index
                                  -------------

         Number            Exhibit
         ------            -------

         99.1              Press release dated December 11, 2000.